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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 9, 1996


                         AMERITRUCK DISTRIBUTION CORP.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

      33-99716                                        75-2619368
(Commission File Number)                (I.R.S. Employer Identification Number)


City Center Tower II, Suite 1101, 301 Commerce Street,
                Fort Worth, Texas                                    76102-5384
     (Address of principal executive offices)                        (Zip Code)


                                (817) 332-6020
             (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits

        On September 9, 1996 AmeriTruck Distribution Corp. (the "Company") filed a Current Report on Form 8-K relating to its acquisition of all the outstanding capital stock of KTL, Inc. ("KTL").

        In the Form 8-K filed on September 9, 1996, the Company stated that it was currently impractical to provide unaudited financial statements for KTL for the six months ended June 30, 1996 and the pro forma financial information required by Article 11 of Regulation S-K. The Company also stated that it would file this Information as soon as it is available, but not later than November 5, 1996.

        On October 29, 1996, the Company received a letter from the Securities and Exchange Commission ("SEC") waiving the requirement that the Company file the historical and pro forma financial information relating to KTL. This waiver was granted in response to a request by the Company made in light of SEC Release No. 34-37802 "Streamlining Disclosure Requirements Relating to Significant Business Acquisitions." Therefore, the Company will not be furnishing this Information.



                                  Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERITRUCK DISTRIBUTION CORP.


                                        By:  /s/ MICHAEL L. LAWRENCE
                                           -----------------------------------
                                                 Michael L. Lawrence
                                                 Chairman of the Board and
                                                 Chief Executive Officer


                                        By:  /s/ KENNETH H. EVANS, JR.
                                           -----------------------------------
                                                 Kenneth H. Evans, Jr.
                                                 Treasurer and Chief Financial
Date: November 5, 1996                           and Operating Officer